Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of March 14, 2005 to the Credit Agreement dated as of October 30, 2003 (as in effect immediately prior to this Amendment, the “Original Credit Agreement” and as amended by this Amendment, the “Credit Agreement”) among KEYSTONE AUTOMOTIVE HOLDINGS, INC. (“Holdings”), KEYSTONE AUTOMOTIVE OPERATIONS, INC. (the “Borrower”), the LENDERS party thereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H :

(1) WHEREAS, the Borrower desires to refinance and replace all outstanding Term Loans under the Original Credit Agreement with a new class of term loans under the Credit Agreement, to be designated “Term B Loans”, in an aggregate principal amount equal to the aggregate principal amount of Term Loans outstanding under the Original Credit Agreement on the Term B Facility Effective Date (as defined in Section 6 of this Amendment) immediately prior to giving effect to this Amendment, having identical terms with, and having the same rights and obligations under the Loan Documents as, such outstanding Term Loans, except as such terms are amended hereby.

(2) WHEREAS, each Term Lender under the Original Credit Agreement who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term Loans under the Original Credit Agreement for Term B Loans under the Credit Agreement in the same aggregate principal amount as such Term Lender’s outstanding Term Loans as in effect immediately prior to the Term B Facility Effective Date, and such Term Lender shall thereafter become a Term B Lender under the Credit Agreement. Notwithstanding anything herein to the contrary, it is understood and agreed that the Term B Loans amend and restate in their entirety the Term Loans and there is no novation of the Term Loans.

(3) WHEREAS, each Person who executes and delivers this Amendment as a term lender (other than the existing Term Lenders who participate in the exchange of Term Loans outstanding under the Original Credit Agreement described in Section 2.01(b)(ii) of the Credit Agreement) will make Term B Loans on the Term B Facility Effective Date to the Borrower in an aggregate principal amount equal to such Additional Term B Lender’s Term B Commitment. The proceeds of the Additional Term B Loans will be used by the Borrower to refinance in full the outstanding principal amount of the Term Loans outstanding under the Original Credit Agreement of the Term Lenders, if any, who do not execute and deliver this Amendment. It is understood and agreed that an Additional Term B Lender may be a Person that is a Term Lender under the Original Credit Agreement.

(4) WHEREAS, the Borrower shall, on the Term B Facility Effective Date, pay to each Term Lender that does not exchange its Term Loans under the Original Credit Agreement for Term B Loans under the Credit Agreement all accrued and unpaid interest then outstanding on its Term Loans.

(5) WHEREAS, the Borrower has requested that the Lenders amend the Original Credit Agreement to effect the changes described above, and certain other changes described herein, and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Original Credit Agreement to effect all such changes as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Original Credit Agreement has the meaning assigned to such term in the Original Credit Agreement. Each term used in the Preliminary Statements hereof that is not defined in the Original Credit Agreement has the meaning assigned to such term in the Credit Agreement as amended by Section 2 below. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Term B Facility Effective Date, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Definitions.

(a) Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:

“Additional Term B Commitment” means, as to each Additional Term B Lender, its obligation to make a Term B Loan to the Borrower in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Additional Term B Commitment”, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Additional Term B Lender” means, at any time, any Lender that has an Additional Term B Commitment or an Additional Term B Loan at such time.

“Additional Term B Loan” means a Loan made pursuant to Section 2.01(b)(iii) on the Term B Facility Effective Date.

“Aggregate Term B Commitment” means the Term B Commitments of all Term B Lenders, which as of the Term B Facility Effective Date shall be an aggregate principal amount equal to the aggregate principal amount of Term Loans outstanding under the Original Credit Agreement on the Term B Facility Effective Date immediately prior to giving effect to this Amendment.

“Aggregate Term B Exposures” means, at any time, the sum of the Term B Exposures at such time.

“Aggregate Term B Loans” means the Term B Loans of all Term B Lenders.

“First Amendment” means the First Amendment to this Agreement, dated as of March 14, 2005, among Holdings, the Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders party thereto.

“Required Term B Lenders” means, as of any date of determination, Term B Lenders having more than 50% of the Aggregate Term B Exposures; provided that Term B Exposures held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders.

“Term B Commitment” means, as to each Term B Lender, its obligation to make a Term B Loan to the Borrower pursuant to Section 2.01(b) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term B Commitment”, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Term B Exposures” means, at any time, (i) the Aggregate Term B Commitments at such time if then in effect and (ii) otherwise, the Aggregate Term B Loans at such time.

“Term B Facility Effective Date” is defined in Section 6 of the First Amendment.

“Term B Lender” means, collectively, (a) each Term Lender that executes and delivers the First Amendment on or prior to the Term B Facility Effective Date, (b) each Additional Term B Lender and (c) each Lender that acquires a Term B Loan or a Term B Commitment pursuant to an Assignment and Assumption.

“Term B Loan” means a Loan made pursuant to Section 2.01(b)(iii) or deemed made pursuant to Section 2.01(b)(ii).

“Term B Loan Replacement Debt Incurrence” means a Debt Incurrence that is (a) consummated after the Term B Facility Effective Date and on or before the date that is the first anniversary of the Term B Facility Effective Date, (b) an incurrence of a new tranche of term loans (whether incurred under this Agreement or under separate documentation and whether with the Lenders or with other institutions) with an interest rate applicable thereto that is less than the interest rate applicable to the Term B Loans and (c) incurred for the primary purpose of refinancing the Term B Loans (but excluding any such refinancing in connection with a Permitted Acquisition, an Initial Public Offering or with the proceeds of any Indebtedness incurred in a public offering, private placement or other capital markets transaction).

(b) Section 1.01 of the Credit Agreement is further amended as follows:

(i) By amending the following definitions to read in their entirety as follows:

“Commitment” means a Term B Commitment, an Additional Term B Commitment, a Revolving Credit Commitment, or any combination thereof, as the context may require.

“Term Lender” means any Lender that had outstanding Term Loans immediately prior to the Term B Facility Effective Date, in such capacity.

“Term Loan” means an advance made pursuant to Section 2.01(b)(i).”

(ii) By replacing clauses (2) and (3) in the definition of “Applicable Rate” with the following new clauses (2) and (3):

“(2) with respect to any Eurodollar Rate Term Loans, a rate per annum of 2.00% and (3) with respect to any Base Rate Term Loans, a rate per annum of 1.00%”.

(iii) By deleting the definitions of “Aggregate Term Commitment”, “Aggregate Term Exposures”, “Aggregate Term Loans”, “Required Term Lenders” and “Term Exposures”.

SECTION 3. Term B Loans.

(a) Section 2.01(b) of the Credit Agreement is hereby amended by inserting “(i) Term Loans” at the beginning of the first sentence thereof and by adding the following new clauses immediately after the third sentence thereof:

“(ii) Exchange. Subject to the terms and conditions hereof, each Term Lender with a Term B Commitment severally agrees to exchange its Term Loans for a like principal amount in Dollars of Term B Loans on the Term B Facility Effective Date, and from and after the Term B Facility Effective Date such Term Loans shall be deemed refinanced in full and such Term B Loans shall be deemed made hereunder.

(iii) The Additional Term B Loans. Subject to the terms and conditions hereof, each Additional Term B Lender severally agrees to make a term loan in Dollars to the Borrower on the Term B Facility Effective Date in a principal amount not to exceed its Additional Term B Commitment on the Term B Facility Effective Date. The Borrower shall refinance all Term Loans of Term Lenders that do not execute or deliver the First Amendment on the Term B Facility Effective Date with the gross proceeds of the Additional Term B Loans.

(iv) Interest. On the Term B Facility Effective Date, the Borrower shall pay all accrued and unpaid interest on the Term Loans to any Term Lenders that do not exchange their Term Loans for Term B Loans; provided that it is understood that the Interest Periods of such Term Loans in effect prior to the Term B Facility Effective Date shall continue on and after the Term B Facility Effective Date.

(vi) Modification of Reference. Upon the Term B Facility Effective Date, the Term B Loans shall have the same terms, rights and obligations as the Term Loans as set forth in the Loan Documents, except as modified by the First Amendment, and all references to “Aggregate Term Commitments”, “Aggregate Term Exposures”, “Aggregate Term Loans”, “Required Term Lenders”, “Term Commitments”, “Term Exposures”, “Term Lenders” and “Term Loans” in the Loan Documents shall be deemed to be references to “Aggregate Term B Commitments”, “Aggregate Term B Exposures”, “Aggregate Term B Loans”, “Required Term B Lenders”, “Term B Commitments”, “Term B Exposures”, “Term B Lenders” and “Term B Loans”, except (x) for each of their respective definitions, (y) as such terms are used in Section 2.01(b)(i) of the Credit Agreement and (z) as such terms are used in the First Amendment.

(b) Prepayment Premium. Section 2.06(d) of the Credit Agreement is amended by adding the following new sentence immediately after the first sentence therein:

“Any prepayment of Term B Loans required to be made under this clause (d) as a result of a Term B Loan Replacement Debt Incurrence shall be accompanied by a prepayment fee for the account of each Term B Lender equal to 1.00% of the aggregate principal amount of the Term B Loans of such Term B Lender being prepaid.”

(c) Section 2.08(b)(i) of the Credit Agreement is hereby amended by replacing the words “Term Borrowings” where they appear with “Term B Loans”.

SECTION 4. Application of Proceeds of Term B Loan. Section 6.11 of the Credit Agreement is amended by adding the following sentence at the end thereof:

“Proceeds from the Term B Loans shall be used solely to refinance and replace the Term Loans in accordance with Section 2.01(b)(iii).”

SECTION 5. Amendment to Schedule 2.01. Upon the effectiveness of this Amendment, Schedule 2.01 to the Credit Agreement shall be amended in its entirety as set forth in Schedule 2.01 to this Amendment.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Term B Facility Effective Date”) when, and only when, each of the following conditions shall have been satisfied to the satisfaction of the Administrative Agent:

(a) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of Holdings, the Borrower, the Administrative Agent, the Required Lenders and each Term Lender or, in lieu of one or more Term Lenders, one or more Additional Term B Lenders providing Additional Term B Commitments in an amount sufficient to refinance the outstanding principal amount of the Term Loans owed to such non-consenting Term Lenders, or as to any of the foregoing parties, other written confirmation (in form reasonably satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

(b) Evidence of Debt. Each Term B Lender shall have received, if requested by it (and upon surrender to the Borrower of any Note provided to such Lender in respect of Term Loans under the Original Credit Agreement), one or more Notes payable to the order of such Term B Lender duly executed by the Borrower in substantially the form of Exhibit C to the Credit Agreement, evidencing the Term B Loans.

(c) Interest, Etc. Simultaneously with the making of the Term B Loans, the Borrower shall have paid to all the Term Lenders that do not exchange their Term Loans for Term B Loans all accrued and unpaid interest on the Term Loans to the Term B Facility Effective Date plus additional amounts, if any, owing pursuant to Section 3.05 of the Credit Agreement.

(d) EBITDA and Leverage Ratio. Consolidated Adjusted EBITDA for the period of four fiscal quarters ended January 1, 2005 shall be greater than $58,700,000, and the Consolidated Leverage Ratio as of January 1, 2005 shall be less than 4.90 to 1.00, in each case as reflected in the Borrower’s Compliance Certificate delivered with respect to the fiscal year ended January 1, 2005.

(e) Execution of Consent. The Administrative Agent shall have received counterparts of a consent substantially in the form of Exhibit A to this Amendment, duly executed by each Guarantor (other than Holdings).

(f) Payment of Fees and Expenses. The Borrower shall have paid all fees, costs and expenses (including reasonable fees, out-of-pocket expenses and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment.

SECTION 7. Representations. Each of Holdings and the Borrower represents and warrants that (i) the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Term B Facility Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default will have occurred and be continuing on such date.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KEYSTONE AUTOMOTIVE HOLDINGS, INC.

By:	/s/ BRYANT BYNUM
Name:	Bryant Bynum
Title:	EVP / CFO

KEYSTONE AUTOMOTIVE OPERATIONS, INC.

By:	/s/ BRYANT BYNUM
Name:	Bryant Bynum
Title:	EVP / CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ CHARLES D. GRABER
Name:	Charles D. Graber
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ JAMES FORD
Name:	James Ford
Title:	Senior Vice President

Name of Lender: Firstrust Bank

By:	/s/ KENT NELSON
Name:	Kent Nelson
Title:	Senior Vice President

Name of Lender:
Venture III CDO Limited
By its investment advisor, MJX Asset Management LLC

By:	/s/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

Name of Lender:
Magnetite IV CLO, Limited
Magnetite V CLO, Limited

By:	/s/ TOM COLWELL
Name:	Tom Colwell
Title:	Authorized Signatory

Mariner CDO 2002, Ltd.

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ MICHAEL CHIRILLO
Name:	Michael Chirillo
Title:	Vice President

Navigator CDO 2003, Ltd

LaSalle National Bank, as custodian

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ MICHAEL CHIRILLO
Name:	Michael Chirillo
Title:	Vice President

Name of Lender:

Nomura Bond & Loan Fund

By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:

By:
Name:
Title:

By:	UFJ Trust Bank Limited as Trustee
By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

Name of Lender:

Clydesdale CLO 2001-1, Ltd.

By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:

By:
Name:
Title:

Nomura Corporate Research
And Asset Management Inc.
As
Collateral Manager

Name of Lender:

Clydesdale CLO 2003, Ltd.

By:	/s/ ELIZABETH MACLEAN
Name:	Elizabeth MacLean
Title:

By:
Name:
Title:

Nomura Corporate Research
And Asset Management Inc.
As
Collateral Manager

Landmark III CDO Limited
By: Aladdin Capital Management LLC
as Manager

By:	/s/ JOSEPH MORONEY, CFA
Name:	Joseph Moroney
Title:	Authorized Signatory

FOXE BASIN CLO 2003, LTD
By: Royal Bank of Canada as Collateral Manager

By:	/s/ LEE SHAIMAN
Name:	Lee Shaiman
Title:	Authorized Signatory

Name of Lender:
Sovereign Bank

By:	/s/ STEVEN FAHRINGER
Name:	Steven Fahringer
Title:	Assistant Vice President

Name of Lender: Ballyrock CDO I Limited,
By: Ballyrock Investment Advisors LLC,
as Collateral Manager

By:	/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Lender: Ballyrock CDO II Limited,
By: Ballyrock Investment Advisors LLC,
as Collateral Manager

By:	/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

Name of Lender:
Octagon Investment Partners VI, Ltd.
By:	Octagon Credit Investors, LLC,
as collateral manager

By:	/s/ MICHAEL B. NECHAMKIN
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Name of Lender:
Prometheus Investment Funding No. 2 LTD.
By:	HVB Credit Advisors, LLC

By:	/s/ JAMES T. LI
Name:	James T. Li
Title:	Associate Director

By:	/s/ THOMAS L. MOWAT
Name:	Thomas L. Mowat
Title:	Director

Name of Lender:

AVALON CAPITAL LTD.
By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. as Asset Manager

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

DIVERSIFIED CREDIT PORTFOLIO LTD
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

INVESCO EUROPEAN CDO I.S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Advisor

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Advisor

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Advisor

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender:

SARATOGA CLO 1, LTD.
By: INVESCO Senior Secured Management, Inc. as Asset Manager

By:	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

Name of Lender: ECL Funding LLC, for itself or as agent for ECL2 Funding LLC

By:	/s/ JANET HAACK
Name:	Janet Haack
Title:	As Attorney-in-Fact

Name of Lender:

NYLIM Flatirion CLO 2003-1, Ltd.
By:	New York Life Investment Management LLC., as Collateral Manager and Attorney-in-Fact

By:	/s/ ROBERT H. DIAL
Name:	Robert H. Dial
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, As Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, As Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I – INGOTS, Ltd., as Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, Ltd., as Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, As Term Lender

By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

Name of Lender:

ELC (CAYMAN) LTD. 1999-III		TRYON CLO LTD. 2000-I

By:	Babson Capital Management LLC	By:	Babson Capital Management LLC

	As Collateral Manager		As Collateral Manager

ELC (CAYMAN) LTD. 2000-I		MAPLEWOOD (CAYMAN) LTD

By:	Babson Capital Management LLC	By:	Babson Capital Management LLC

	As Collateral Manager		As Investment Manager

APEX (IDM) CDO 1, LTD

By:	Babson Capital Management LLC

As Collateral Manager

By:	/s/ DAVID P. WELLS
Name:	David P. Wells, CFA
Title:	Managing Director

Name of Lender:

Western Asset Floating Rate High Income Fund

By:	/s/ TIMOTHY SETTEL
Name:	Timothy Settel
Title:

Name of Lender:

Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director

Name of Lender:

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director

Name of Lender:

CIT LENDING SERVICES CORPORATION

By:	/s/ JOHN P. SIRICO, II
Name:	John P. Sirico, II
Title:	Vice President

Name of Lender:

ING SENIOR INCOME
By:	ING Investment Management, Co. As its investment manager

By:	/s/ MARK F. HAAK
Name:	Mark F. Haak, CFA
Title:	Vice President

Name of Lender:

ING PRIME RATE TRUST
By:	ING Investment Management, Co. As its investment manager

By:	/s/ MARK F. HAAK
Name:	Mark F. Haak, CFA
Title:	Vice President

Name of Lender:
The Sumitomo Trust & Banking Co, Ltd.

By:	/s/ ELIZABETH A. QUIRK
Name:	Elizabeth A. Quirk
Title:	Vice President

Name of Lender:
Veritas CLO I, Ltd.

By:	/s/ JOHN RANDOLPH WATKINS
Name:	John Randolph Watkins
Title:	Executive Director

Name of Lender:

HARBOUR TOWN FUNDING LLC

By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

Name of Lender:

Emerald Orchard Limited

By:	/s/ DENTON ROBINSON
Name:	Denton Robinson
Title:	Loans Officer

Name of Lender:

LOAN FUNDING IV, LLC
By:	Highland Capital Management, LP As Portfolio Manager

By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary

Name of Lender:

HCM US LOANS MAC 43, LTD
By:	Highland Capital Management, LP
As Attorney-in-Fact

By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary

Name of Lender:

LOAN STAR STATE TRUST
By: Its Investment Manager,
Highland Capital Management, LP
By: Its General Partner, Strand Advisors, Inc.

By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary

Name of Lender:

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY
By: Highland Capital Management, LP
Its Investment Advisor

By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary

Name of Lender:

HIGHLAND FLOATING RATE ADVANTAGE FUND
By: Highland Capital Management, LP
Its Investment Advisor

By:	/s/ TODD A. TRAVERS
Name:	Todd A. Travers
Title:	Assistant Secretary

Name of Lender:
SRF 2000, INC., as a Lender

By:	/s/ MEREDITH J. KOSLICK
Name:	Meredith J. Koslick
Title:	Assistant Vice President

Name of Lender:
SENIOR DEBT PORTFOLIO
By: Boston Management and Research
As Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as
Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as
Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
EATON VANCE CDO V, LTD.
By:	Eaton Vance Management as
Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
EATON VANCE CDO VI, LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
GRAYSON & CO
By: Boston Management and Research as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
BIG SKY SENIOR LOAN FUND, LTD
By: Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
TOLLI & CO.
By: Eaton Vance Management as Investment Advisor

By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

Name of Lender:
Alliance Global Strategic Income Trust

By:	/s/ SCOTT VAN DEN BOSCH
Name:	Scott Van den bosch
Title:	Vice President

Name of Lender:
New Alliance Global CDO, Limited
By: Alliance Capital Management LP, As Sub-advisor
By: Alliance Capital Management Corporation as General Partner

By:	/s/ SCOTT VAN DEN BOSCH
Name:	Scott Van den bosch
Title:	Vice President

Name of Lender:

Columbus Loan Funding Ltd.
By: Travelers Asset Management International Company LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

Name of Lender:

Citigroup Investments Corporate Loan Fund Inc.
By: Travelers Asset Management International Company LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

EXHIBIT A

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) except to the extent limited by the terms of the Collateral Documents.

KEYSTONE AUTOMOTIVE HOLDINGS, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	EVP/CFO

KEYSTONE AUTOMOTIVE OPERATIONS MIDWEST, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer

KEY COMP, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer

A&A AUTO PARTS STORES, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	CFO/Treasurer

KEYSTONE AUTOMOTIVE DISTRIBUTORS, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer

AMERICAN SPECIALTY EQUIPMENT CORP.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	Chairman, President, Treasurer

KAO MANAGEMENT SERVICES, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer

KEYSTONE MARKETING SERVICES, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer

DRIVERFX.COM, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer

KEYSTONE AUTOMOTIVE OPERATIONS OF CANADA, INC.

By:	/s/ BRYANT P. BYNUM
Name:	Bryant P. Bynum
Title:	President & Treasurer